Exhibit 99.4

                                    GUARANTEE

      For $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned VICTOR MITCHELL, a Colorado resident (the "Guarantor"), hereby irrevocably, absolutely and unconditionally guarantees to YDI WIRELESS, INC. (the "Creditor"), its successors and assigns, the prompt payment and performance in full of all payment and reimbursement obligations of RICOCHET INVESTMENTS, LLC, a Colorado limited liability company (the "Debtor"), set forth in Section 5.1(b) of that certain Stock Purchase Agreement, dated of even date herewith, between the Debtor and the Creditor (collectively, the "Obligations").

      This is an absolute, primary, unconditional, present, and continuing guarantee of payment and performance and not of collection. This Guarantee shall remain in full force and effect and be binding upon the Guarantor until all Obligations and all additional obligations under this Guarantee shall have been irrevocably paid and performed in full. The Creditor shall be under no obligation to take any action against the Debtor or resort to any collateral security held by it or to secure any of the Obligations as a condition precedent to the Guarantor being obligated to perform as agreed herein; provided, however, that Creditor agrees not to demand performance by Guarantor under this Guarantee unless the Debtor fails to perform its obligations within five (5) business days after demand is made to the Debtor for performance. The Guarantor hereby waives any rights to interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between or among the Debtor, the Guarantor, and/or the Creditor.

      The Guarantor hereby assents that the Creditor, at its discretion, may from time to time, without notice to or further consent of the Guarantor, extend the time of payment of, exchange, release, surrender or redeem any collateral for, increase, renew or extend any of the Obligations, and may also make any agreement with the Debtor or with any other party to or person liable on any of the Obligations, for the extension, renewal, modification, payment, compromise, discharge or release thereof, in whole or in part, without in any way impairing or affecting this Guarantee.

      The Guarantor waives notice of the acceptance of this Guarantee and of any liability to which it applies or may apply, presentment, demand for payment from anyone whomsoever liable upon any of the Obligations, protest, notice of presentment, notice of dishonor, notice of protest, and, to the extent permitted by applicable law, all other notices and demands. The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder, to be subrogated to the rights of the Creditor against the Debtor with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Debtor in respect thereof until the Obligations have been irrevocably paid in full.

      The Guarantor agrees to pay on demand any and all costs and expenses (including reasonable expenses for legal services) relating to the enforcement or protection of the rights of the Creditor hereunder.


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

      No failure of the Creditor to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Creditor of any right, remedy or power hereunder preclude any future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Creditor or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Creditor at any time and from time to time.

      This Guarantee may not be waived, modified or terminated except by a writing executed by the Creditor and the Guarantor. This Guarantee shall bind all successors and assigns of the Guarantor and shall inure to the benefit of the Creditor's successors and assigns. The Guarantor shall not assign or delegate its rights or obligations hereunder without the prior written consent of the Creditor. The provisions of this Guarantee are severable. If any provision of this Guarantee is finally held invalid or unenforceable, the operation of such provision shall be limited to the extent valid and enforceable. This Guarantee contains the entire understanding of the parties hereto, and supersedes all prior written or oral agreements and understandings, with respect to the subject matter hereof. This Guarantee shall be governed by and construed in accordance with the internal laws of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned has signed this Guarantee as of the 25th day of June, 2004.


                                        /s/ Victor Mitchell
                                        ----------------------------------------
                                        Victor Mitchell

                                STATE OF COLORADO

CITY AND COUNTY OF DENVER, SS.                                  June 28, 2004

      Then personally appeared the above named VICTOR MITCHELL, and acknowledged the foregoing instrument to be his free act and deed before me.


(Seal)                                  /s/ Halene A. Phelps
                                        ----------------------------------------
                                        Notary Public
                                        Name: Halene A. Phelps
                                        My Commission Expires: September 4, 2006


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